SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2004

TIME WARNER TELECOM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30218	84-1500624
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

10475 Park Meadows Drive Littleton, Colorado 80124

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 566-1000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1	Press release issued August 4, 2004 by Time Warner Telecom Inc.

Item 12. Results of Operations and Financial Condition

On August 4, 2004, Time Warner Telecom Inc. issued a press release setting forth its results of operations and financial condition for the second quarter 2004 and as at June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER TELECOM INC.

By:	/s/ Tina Davis
Name:	Tina Davis
Title:	Vice President and Deputy
General Counsel

Dated: August 5, 2004

3

EXHIBIT INDEX

Exhibit No.	Description of the Exhibit
99.1	Press release issued August 4, 2004 by Time Warner Telecom Inc.

4